UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2007 (December 3, 2007)

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458
(Address of Principal Executive Offices) (Zip Code)

617-964-8389
(Registrant’s Telephone Number, Including Area Code)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Hospitality Properties Trust, (hereinafter referred to as “HPT”,“we” “our” or “us”), is revising its historical financial statements to report a discontinued operation.  On July 26, 2007, the Company sold 18 Homestead Studio Suites® for approximately $205 million.  Seventeen of these hotels were sold to an unrelated party.  One hotel was purchased by a subsidiary of HRPT Properties Trust, a publicly traded real estate investment trust that is managed by Reit Management & Research LLC, which is also our manager.  We used net proceeds from these sales, totaling approximately $189 million, after the refund of a $15.96 million security deposit and payment of closing costs, to reduce amounts outstanding under the Company’s revolving credit facility. We recognized a gain on this sale of approximately $96 million in the 2007 third quarter.

In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, or SFAS 144, we have reclassified revenue, expenses and gain on sale from these properties as income from discontinued operations for each period presented in our quarterly report filed since the date of the sales (including the comparable periods of the prior year). U.S. Securities and Exchange Commission, or SEC, rules require that we reclassify previously issued annual financial statements for each of the three years included in our last Annual Report on Form 10-K to reflect the discontinued operations, if those financial statements are incorporated by reference in subsequent filings with the SEC.  These reclassifications have no effect on our reported net income or net income available to common shareholders.

This Current Report on Form 8-K updates, in Exhibit 99.1 hereto, Items 6, 7 and 15(a) of our Annual Report on Form 10-K for the year ended December 31, 2006, or the Annual Report, by reclassifing our previously issued financial statements to report the properties sold during 2007 as discontinued operations.  All other items of the Annual Report remain unchanged.  We have not made any attempt to update matters in our Annual Report except to the extent expressly provided above.

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Item 9.01.  Financial Statements and Exhibits.

(b)       Pro Forma Financial Information

INDEX TO FINANCIAL STATEMENTS

Page
Hospitality Properties Trust Unaudited Pro Forma Consolidated Statement of Income
Introduction to Unaudited Pro Forma Consolidated Statement of Income	F-1
Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2006	F-3
Unaudited Pro Forma Consolidated Statement of Income for the nine months ended September 30, 2007	F-4
Notes to Unaudited Pro Forma Consolidated Statement of Income	F-5

(d)       Exhibits

                        12.1         Computation of Ratio of Earnings to Fixed Charges. (Filed herewith)

                        12.2         Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Distributions. (Filed herewith)

                        23.1         Consent of Ernst & Young LLP. (Filed herewith)

                        99.1         Financial Statements and Supplementary Data for the years ended December 31, 2006, 2005, 2004 revised to reflect a discontinued operation. (Filed herewith)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Treasurer and Chief Financial Officer

Dated:  December 3, 2007

3

Item 9.01.  Financial Statements and Exhibits.

(b)                               Pro Forma Financial Information

Hospitality Properties Trust

Introduction to Unaudited Pro Forma Consolidated Statement of Income

(dollars in thousands)

On September 15, 2006, Hospitality Properties Trust (hereinafter referred to as “HPT”, “we”, “our” or “us”),   agreed to acquire TravelCenters of America, Inc., or TravelCenters, as more fully described in our Current Report on Form 8-K filed with the Securities and Exchange Commission, or SEC, on December 12, 2006, or the TravelCenters Current Report.  On January 31, 2007, we completed our acquisition of TravelCenters.  Upon completion of the acquisition, we restructured the business of TravelCenters and distributed all of the common shares of our former subsidiary, TravelCenters of America LLC, or TA, to our shareholders in a spin off transaction.  The book value of this distribution was $337,250.  The acquisition of TravelCenters, the restructuring of the TravelCenters business and the spin off transaction are collectively referred to herein as the TA Transactions.

As a part of the restructuring of TravelCenters which occurred in connection with the TA Transactions, on January 31, 2007:

•                  TravelCenters became a subsidiary of our subsidiary, TA;

•                  certain real property interests of 146 travel centers that were operated by TravelCenters and certain other assets used in connection with the travel center business with an estimated total value of $1,697,221 were transferred to subsidiaries of ours that were not owned by TA;

•                  TA became the owner of all of the working capital of TravelCenters, including current assets (primarily consisting of cash, receivables and inventory) and current liabilities (primarily consisting of trade payables and accrued liabilities);

•                  we contributed cash of $121,166 to TA so that the sum of its current assets, net of current liabilities, was $200,000;

•                  TA became the owner of one travel center in Ontario, Canada, the operator of two travel centers leased from owners other than us, the manager of one travel center for an owner other than us, the franchisor of 13 travel centers owned and operated by third parties and the owner of certain other assets historically owned and used by TravelCenters;

•                  we entered into a lease of the 146 travel centers we acquired and certain related assets to TA; and

•                  TA commenced operating the travel center business formerly conducted by TravelCenters.

On May 30, 2007, we acquired Petro Stopping Centers Holdings, L.P., or Petro Holdings, pursuant to a Purchase Agreement, dated May 30, 2007, among us, Petro Holdings, and the partners of Petro Holdings, or the Purchase Agreement, as more fully described in our Current Report on Form 8-K filed with the SEC on June 4, 2007, or the Petro Current Report. The Purchase Agreement required us to pay approximately $630,000 for Petro Holdings.  We also agreed to pay certain costs of this transaction associated with defeasance and prepayment of debt secured by certain of the Petro properties plus customary closing costs. These costs were approximately $25,000. The purchase price was initially funded with borrowings under our revolving credit facility. As more thoroughly described in the Petro Current Report, simultaneously with this acquisition, the 40 Petro travel centers located in 25 states, or the Petro Centers, were leased to TA for an initial rent of approximately $62,225 per annum.

Hospitality Properties Trust

Introduction to Unaudited Pro Forma Consolidated Statement of Income

(dollars in thousands)

The unaudited pro forma consolidated statements of income for the year ended December 31, 2006 and nine months ended September 30, 2007 presents our results of operations as if (i) our December 2006 offering of common shares and related January 2007 common share overallotment exercise; (ii) our February 2007 offering of common shares and related overallotment exercise; (iii) our February 2007 offering of preferred shares and related overallotment exercise; (iv) our March 2007 offering of convertible notes and related overallotment exercise; (v) our March 2007 offering of senior notes, all as more fully described in the notes appearing below, (vi) the acquisition of TravelCenters, the restructuring of the TravelCenters business and the spin off of TA, (vii) the acquisition of the Petro Centers, (viii) the financing of the Petro Centers with our September 2007 offering of senior notes and borrowings under our revolving credit facility, and (ix) the commencement of the leases with TA for the aggregate 186 travel centers all had been completed as of January 1, 2006.

These unaudited pro forma consolidated statements of income are based in part upon our historical financial statements contained elsewhere in this Current Report on Form 8-K for the year ended December 31, 2006 and in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2007, filed with the SEC, and should be read in conjunction with those financial statements and the notes thereto.

The acquisition of the Petro Centers was initially financed with borrowings under our revolving credit facility.  The unaudited pro forma consolidated statement of income reflects adjustments as if the acquisition were initially financed with a combination of proceeds from our September 2007 offering and borrowings under our revolving credit facility.  We anticipate financing the acquisition of the Petro Centers on a long term basis through the issuance of both equity and debt securities. These unaudited pro forma consolidated statements of income are provided for informational purposes only and, upon completion of the planned long term financing of the Petro Centers, results of our operations will be significantly different than what is presented in these unaudited pro forma consolidated statements of income.

In the opinion of management, all adjustments necessary to reflect the effects of the transactions described above have been included in these unaudited pro forma consolidated statements of income.  The unaudited pro forma consolidated statements of income are not necessarily indicative of what our actual results of operations would have been for the period indicated, nor does it represent our results of operations for any future date or period.

Hospitality Properties Trust
Unaudited Pro Forma Consolidated Statement of Income

For the year ended December 31, 2006
(in thousands, except per share data)

		TravelCenters of America, Inc. Acquisition Adjustments
	Hospitality Properties Trust Historical	TravelCenters of America, Inc. Historical	Merger, Restructuring and Spin Off		Petro Centers Acquisition Adjustments		Pro Forma
	A	B
Revenues:
Hotel operating revenues	$879,324	$—	$—		$—		$879,324
Rental income	120,649	—	170,696	C	62,225	J	353,570
FF&E reserve income	20,299	—	—		—		20,299
TA operating revenues	—	4,783,514	(4,783,514	) D	—		—
Interest income	2,674	—	—		—		2,674

Total revenues	1,022,946	4,783,514	(4,612,818)		62,225		1,255,867

Expenses:
Hotel operating expenses	618,334	—	—		—		618,334
TA operating expenses	—	4,539,312	(4,539,312	) D	—		—
Interest	81,451	46,232	(6,555	) E	42,161	K	163,289
Depreciation and amortization	141,198	71,856	(18,228	) F	22,172	L	216,998
General and administrative	25,462	61,347	(52,851	) G	3,275	M	37,233
Other, net	—	15,457	(15,457	) D	—		—

Total expenses	866,445	4,734,204	(4,632,403)		67,608		1,035,854

Income (loss) before income taxes	156,501	49,310	19,585		(5,383)		220,013
Income taxes	—	(18,277)	18,277	D	—		—

Income (loss) from continuing operations	156,501	31,033	37,862		(5,383)		220,013
Preferred distributions	(7,656)	—	(22,225	) H	—		(29,881)

Income (loss) from continuing operations available for common shareholders	$148,845	$31,033	$15,637		$(5,383)		$190,132

Common shares outstanding	73,279	—	19,221	I	—		92,500

Basic and diluted earnings per common share:
Income from continuing operations available for common shareholders	$2.03	—			—		$2.06

Hospitality Properties Trust
Unaudited Pro Forma Consolidated Statement of Income

For the nine months ended September 30, 2007
(in thousands, except per share data)

		TravelCenters of America, Inc. Acquisition Adjustments
	Hospitality Properties Trust Historical	TravelCenters of America, Inc. Historical	Merger, Restructuring and Spin Off		Petro Centers Acquisition Adjustments		Pro Forma
	A	B
Revenues:
Hotel operating revenues	$714,424	$—	$—		$—		$714,424
Rental income	222,819	—	14,225	C	25,582	J	262,626
FF&E reserve income	16,993	—	—		—		16,993
TA operating revenues	—	352,682	(352,682	) D	—		—
Interest income	4,483	—	—		—		4,483

Total revenues	958,719	352,682	(338,457)		25,582		998,526

Expenses:
Hotel operating expenses	519,242	—	—		—		519,242
TA operating expenses	—	334,265	(334,265	) D	—		—
Interest	102,488	4,214	(3,681	) E	20,965	K	123,986
Depreciation and amortization	160,470	5,810	(3,243	) F	8,054	L	171,091
General and administrative	29,445	8,892	(8,195	) G	1,337	M	31,479
TA spin off costs	2,711	—	(2,711	) N	—		—
Other, net	—	62,019	(62,019	) D	—		—

Total expenses	814,356	415,200	(414,114)		30,356		845,798

Income (loss) before income taxes	144,363	(62,518)	75,657		(4,774)		152,728
Income taxes	—	40,470	(40,470	) D	—		—

Income (loss) from continuing operations	144,363	(22,048)	35,187		(4,774)		152,728
Preferred distributions	(19,299)	—	(3,110	) H	—		(22,409)

Income (loss) from continuing operations available for common shareholders	$125,064	$(22,048)	$32,077		$(4,774)		$130,319

Common shares outstanding	92,845	—	1,014	I	—		93,859

Basic and diluted earnings per common share:
Income from continuing operations available for common shareholders	$1.35	—			—		$1.39

Hospitality Properties Trust

Notes to Unaudited Pro Forma Consolidated Statement of Income

(dollars in thousands)

A.           Represents the historical financial statements of HPT.

B.             Represents the historical financial statements of TravelCenters.  The historical financial statements included in the pro forma financial statements for the nine months ended September 30, 2007, are for the period from January 1, 2007 to January 31, 2007 (date of acquisition).

C.             After completion of the spin off, HPT began to lease the TravelCenters real estate to TA under the terms of a long term lease as more fully described elsewhere in the TravelCenters Current Report. The terms of the lease require TA to make minimum rent payments that have scheduled increases during the term.  The adjustment to rental income is calculated as follows:

	Year Ended December 31, 2006	Nine Months Ended September 30, 2007
Minimum rent (cash)	$153,500	$12,792
Required straight line adjustment	17,196	1,433

	$170,696	$14,225

D.            Represents elimination of the historical operating results of the TravelCenters business transferred to TA in the spin off.

E.              Represents the elimination of TravelCenters’ historical interest expense and HPT’s historical interest expense from borrowings under the bridge acquisition facility used initially to fund the TA Transactions and the recognition of interest expense to reflect the effect of HPT’s March 2007 issuance of $575,000 of 3.8% convertible senior notes due 2027 and March 2007 issuance of $300,000 of 5.625% senior notes due 2017. In connection with HPT’s acquisition, all of TravelCenters’ debt was extinguished.

	Year Ended December 31, 2006	Nine Months Ended September 30, 2007
Elimination of TravelCenters’ historical interest expense	$(46,232)	$(4,214)
Elimination of HPT’s historical interest expense	—	(6,996)
Addition of interest on HPT’s 3.8% convertible senior notes	21,850	4,061
Addition of interest on HPT’s 5.625% senior notes	16,875	3,328
Addition of amortization of deferred finance fees and discount	952	140
	$(6,555)	$(3,681)

F.              Represents the elimination of TravelCenters’ historical depreciation and amortization expense and the recognition of depreciation and amortization expense of the TravelCenters real estate and intangible assets retained by HPT. Depreciation and amortization expense is calculated on a straight line basis over the estimated useful lives of the buildings, improvements and equipment and intangible assets of 7 to 40 years.

	Year Ended December 31, 2006	Nine Months Ended September 30, 2007
Elimination of historical depreciation and amortization expense	$(71,856)	$(5,810)
Addition of depreciation and amortization expense	53,628	2,567

	$(18,228)	$(3,243)

Hospitality Properties Trust

Notes to Unaudited Pro Forma Consolidated Statement of Income

(In thousands)

G.             Represents the elimination of historical general and administrative expense of the TravelCenters business transferred to TA and the expected increase in HPT’s general and administrative expense under its management contract as a result of the acquisition of TravelCenters.

	Year Ended December 31, 2006	Nine Months Ended September 30, 2007
Elimination of historical general and administrative expense	$(61,347)	$(8,892)
Addition of general and administrative expense	8,496	697

	$(52,851)	$(8,195)

H.            Represents the effect of HPT’s issuance of 12,000,000 and 700,000 7% Series C cumulative redeemable preferred shares on February 21, 2007 and February 28, 2007, respectively.

I.                 Represents the effect of HPT’s issuance of 12,000,000, 1,800,000, 5,000,000 and 750,000 common shares on December 18, 2006, January 5, 2007, February 16, 2007 and February 23, 2007, respectively.

J.                Simultaneously with the acquisition of the Petro Centers, HPT entered into a long term lease agreement with TA as more fully described in the Petro Current Report.  Under the terms of the lease, TA is initially required to pay HPT rent of $62,225 per annum (or $5,185 per month).

K.            Represents the elimination of HPT’s historical interest expense from borrowings under the revolving credit facility used initially to fund the acquisition of the Petro Centers and the recognition of interest expense to reflect the effect of HPT’s September 2007 issuance of $350,000 of 6.7% senior notes due 2018.

	Year Ended December 31, 2006	Nine Months Ended September 30, 2007
Elimination of HPT’s historical interest expense	$—	$(11,590)
Addition of interest on HPT’s 6.7% senior notes	23,450	17,588
Addition of amortization of deferred finance fees and discount	559	419
Addition of interest on HPT’s revolving credit facility (5.87% at December 31, 2006 and 6.29% at September 30, 2007)	18,152	14,548

	$42,161	$20,965

L.              Represents the recognition of depreciation and amortization expense of the Petro Centers real estate acquired by HPT.  Depreciation and amortization expense is calculated on a straight line basis over the estimated useful lives of the buildings, improvements and equipment of 7 to 40 years.

M.         Represents the increase in HPT’s general and administrative expense under its management contract as a result of the acquisition of the Petro Centers.

N.            Represents elimination of non-recurring costs associated with the spin off of TA.